                                                                EXHIBIT NO. 99.3



                        MILLENNIUM PHARMACEUTICALS, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

               SPECIAL MEETING OF STOCKHOLDERS - FEBRUARY 12, 2002

THOSE SIGNING ON THE REVERSE SIDE, REVOKING ANY PRIOR PROXIES, HEREBY APPOINT(S) MARK J. LEVIN, KEVIN P. STARR AND JOHN B. DOUGLAS III OR EACH OR ANY OF THEM WITH FULL POWER OF SUBSTITUTION, AS PROXIES FOR THOSE SIGNING ON THE REVERSE SIDE TO ACT AND VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS OF MILLENNIUM PHARMACEUTICALS, INC. TO BE HELD AT HALE AND DORR LLP, 60 STATE STREET, BOSTON, MASSACHUSETTS 02109 ON FEBRUARY 12, 2002 AT 1:00 P.M., LOCAL TIME, AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF AS INDICATED UPON ALL MATTERS REFERRED TO ON THE REVERSE SIDE AND DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, AND, IN THEIR DISCRETION, UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" PROPOSAL NUMBER 1.


PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE


SEE REVERSE SIDE                                              SEE REVERSE SIDE



                        MILLENNIUM PHARMACEUTICALS, INC.

     DEAR STOCKHOLDER:

     THERE ARE ISSUES RELATED TO THE MANAGEMENT AND OPERATION OF YOUR COMPANY THAT REQUIRE YOUR IMMEDIATE ATTENTION AND APPROVAL. THESE ARE DISCUSSED IN DETAIL IN THE ENCLOSED PROXY MATERIALS.

     YOUR VOTE COUNTS, AND YOU ARE STRONGLY ENCOURAGED TO EXERCISE YOUR RIGHT TO VOTE YOUR SHARES.

     PLEASE MARK THE BOXES ON THE PROXY CARD TO INDICATE HOW YOUR SHARES WILL BE VOTED. THEN SIGN THE CARD, DETACH IT AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

     YOUR VOTE MUST BE RECEIVED PRIOR TO THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 12, 2002.

     THANK YOU IN ADVANCE FOR YOUR PROMPT CONSIDERATION OF THESE MATTERS.

     SINCERELY,

     MILLENNIUM PHARMACEUTICALS, INC.

                                                                EXHIBIT NO. 99.3


                                    DETACH HERE

|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

A VOTE FOR THE PROPOSAL IS RECOMMENDED BY THE BOARD OF DIRECTORS.

1. TO APPROVE THE ISSUANCE OF MILLENNIUM COMMON STOCK IN THE MERGER OF A WHOLLY-OWNED SUBSIDIARY OF MILLENNIUM WITH AND INTO COR THERAPEUTICS, INC.

FOR   AGAINST   ABSTAIN

/ /     / /       / /



IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

                              MARK HERE OF YOU PLAN TO ATTEND THE MEETING   / /


                              PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. TRUSTEES AND OTHER FIDUCIARIES SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN. IF A CORPORATION OR PARTNERSHIP, THIS SIGNATURE SHOULD BE THAT OF AN AUTHORIZED OFFICER WHO SHOULD STATE HIS OR HER TITLE.


SIGNATURE:______________ DATE:________ SIGNATURE:_______________ DATE:________


VOTE BY TELEPHONE

IT'S FAST, CONVENIENT, AND IMMEDIATE!
CALL TOLL-FREE ON A TOUCH-TONE PHONE

1-877-PRX-VOTE (1-877-779-8683)

FOLLOW THESE FOUR EASY STEPS:

1.  READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS AND PROXY CARD.

2.  CALL THE TOLL-FREE NUMBER
    1-877-PRX-VOTE (1-877-779-8683).
    THERE IS NO CHARGE FOR THIS CALL.

3.  ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4.  FOLLOW THE RECORDED INSTRUCTIONS.


YOUR VOTE IS IMPORTANT!
CALL 1-877-PRX-VOTE ANYTIME!




VOTE BY INTERNET


IT'S FAST, CONVENIENT, AND YOUR VOTE IS IMMEDIATELY CONFIRMED AND POSTED.

FOLLOW THESE FOUR EASY STEPS:


1.  READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS AND PROXY CARD.

2.  GO TO THE WEBSITE
    HTTP://WWW.EPROXYVOTE.COM/MLNM

3.  ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4.  FOLLOW THE INSTRUCTIONS PROVIDED.


YOUR VOTE IS IMPORTANT!
GO TO HTTP://WWW.EPROXYVOTE.COM/MLNM ANYTIME!





    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET